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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2005 (March 16, 2005)
                                                  -----------------------------


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC
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             (Exact name of Registrant as Specified in its Charter)


           Maryland                  001-13417               13-3950486
           --------                  ----------              ----------
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


                  379 Thornall Street, Edison, New Jersey 08837
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code         (732) 548-0101
                                                   ----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 16, 2005, the Company concluded that it had determined that reimbursable out-of-pocket expenses previously reported as a reduction of expenses should have been recorded as revenue in its income statements. The Company announced this determination in a press release on March 16, 2005. In prior periods, Hanover characterized reimbursable out-of-pocket expenses incurred in connection with the performance of work under certain service contracts as receivables, an accounting treatment it had consistently applied and reported through the third quarter 2004. After discussions with its independent auditor, Hanover's management determined that such out-of-pocket expenses should have been characterized as revenue with a corresponding expense in the statement of income.

The Company concluded that because of this error, the consolidated statements of income for the years ended December 31, 2003 and 2002 should no longer be relied upon insofar as total revenues and total expenses have been restated to include "out-of-pocket reimbursements" and "out-of-pocket expenses" as disclosed in the Company's 2004 Annual Report on Form 10-K.

On March 31, 2005, the Company filed its 2004 Annual Report on Form 10-K reflecting the restated amounts. In Note 21 to the Company's Consolidated Financial Statements contained in its Annual Report on Form 10-K, the Company summarized the significant effects of the restatement for the years ended December 31, 2003 and 2002, as follows (dollars in thousands):

                                              YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------

                                             2003                  2002
                                   ----------------------  ---------------------

                                       AS                      AS
                                   PREVIOUSLY       AS     PREVIOUSLY       AS
                                    REPORTED     RESTATED   REPORTED    RESTATED
REVENUES:

 Out-of-pocket reimbursements        $    --     $ 1,354     $    --     $   574
          Total revenues             $30,917     $32,271     $15,755     $16,329
EXPENSES:

 Out-of-pocket expenses              $    --     $ 1,354     $    --     $   574
          Total expenses             $22,434     $23,788     $11,473     $12,047

Also presented in Note 21 to the Company's Consolidated Financial Statements contained in its 2004 Annual Report on Form 10-K is the correction of the classification of approximately $6,201,000 and $1,300,000 of capital distributions from HDMF-I LLC in the consolidated statements of cash flows for the years ended December 31, 2003 and 2002, respectively, from cash flows from operating activities to cash flows from investing activities.

The restatement had no impact on the Company's earnings for any of the annual or interim periods affected thereby. The Company reflected the effects of the restatement of its 2004 and 2003 interim periods in Note 20 to the Company's Consolidated Financial Statements in its 2004 Annual Report on Form 10-K as follows (dollars in thousands, except per share data):

                                                  THREE MONTHS ENDED
                                -------------------------------------------------------

                                DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                    2004           2004          2004           2004
                                -----------    ------------    --------       ---------
Net interest income             $     2,560    $      2,784    $  2,288       $   2,282
                                -----------    ------------    --------       ---------

Total revenues                  $     8,601    $      7,756(3) $  7,969(3)    $   7,885(3)
                                -----------    ------------    --------       ---------

Total expenses                  $     6,262    $      5,657(3) $  7,258(3)    $   5,447(3)
                                -----------    ------------    --------       ---------

Net income                      $     2,736    $      2,227    $    613       $   2,545
                                -----------    ------------    --------       ---------

Basic earnings per share (1)    $      0.33    $       0.27    $   0.07       $    0.31
                                -----------    ------------    --------       ---------

Diluted earnings per share (1)  $      0.33    $       0.27    $   0.07       $    0.31
                                -----------    ------------    --------       ---------

Dividends declared (2)          $      0.30    $       0.30    $   0.30       $    0.70(4)
                                -----------    ------------    --------       ---------

                                                  THREE MONTHS ENDED
                                -------------------------------------------------------

                                DECEMBER 31,   SEPTEMBER 30,   JUNE 30,       MARCH 31,
                                    2003           2003          2003           2003
                                -----------    ------------    --------       ---------
Net interest income             $     2,071    $      1,741    $  1,443       $   1,110
                                -----------    ------------    --------       ---------

Total revenues                  $     9,040(3) $      7,747(3) $  7,870(3)    $   7,614(3)
                                -----------    ------------    --------       ---------

Total expenses                  $     6,429(3) $      5,715(3) $  6,644(3)    $   5,000(3)
                                -----------    ------------    --------       ---------

Net income                      $     2,453    $      1,870    $  1,169       $   2,548
                                -----------    ------------    --------       ---------

Basic earnings per share (1)    $      0.30    $       0.31    $   0.26       $    0.57
                                -----------    ------------    --------       ---------

Diluted earnings per share (1)  $      0.30    $       0.29    $   0.25       $    0.56
                                -----------    ------------    --------       ---------

Dividends declared (2)          $      0.30    $       0.30    $   0.30       $    0.45(5)
                                -----------    ------------    --------       ---------

----------
(1) Earnings per share are computed independently for each of the quarters presented utilizing the respective weighted-average shares outstanding; therefore the sum of the quarterly earnings per share does not equal the earnings per share total for the year.
(2) Quarterly dividends are presented in respect of earnings rather than declaration date.
(3) Amounts have been restated. Amounts previously reported are as follows:

                                                  THREE MONTHS ENDED
                                      -----------------------------------------
                                      SEPTEMBER 30,    JUNE 30,        MARCH 31,
                                          2004           2004            2004
                                      ------------     --------        --------
Total revenues                        $      7,472     $  7,559          $7,542
                                      ------------     --------        --------

Total expenses                        $      5,373     $  6,848          $5,104
                                      ------------     --------        --------


                                          THREE MONTHS ENDED
                          -----------------------------------------------------
                          DECEMBER 31,    SEPTEMBER 30,    JUNE 30,    MARCH 31,
                             2003             2003          2003         2003
                          -----------     ------------     -------     --------
Total revenues                 $8,532           $7,490      $7,554       $7,341
                          -----------     ------------     -------     --------

Total expenses                 $5,921           $5,458      $6,328       $4,727
                          -----------     ------------     -------     --------

(4) Includes a special dividend of $0.40 per share in respect of 2003 earnings, and declared, paid and taxable in the first quarter of 2004.
(5) Includes a special dividend of $0.15 per share in respect of 2002 earnings, and declared, paid and taxable in the first quarter of 2003.

As the Company has reflected all of the effects of the restatement in its 2004 Annual Report on Form 10-K, no further restatement is required.

The matters disclosed above were discussed with the Audit Committee and the Company's Independent Registered Public Accounting Firm.

                          [signature on following page]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  April 8, 2005     By: /s/ J. Holly Loux
                            ----------------------------------------------------
                            J. Holly Loux, Chief Financial Officer and Treasurer


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